                                                                 CONFORMED COPY


                       SECURITIES AND EXCHANGE COMMISSION
                             450 Fifth Street, N.W.
                            Washington, D.C.  20549


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): March 17, 1997



                          DISCOVER CARD MASTER TRUST I
                          ----------------------------
             (Exact name of registrant as specified in its charter)


Delaware                           0-23108                  Not Applicable
--------                           -------                  --------------
(State of                          (Commission              (IRS Employer
organization)                      File Number)             Identification No.)



c/o Greenwood Trust Company
12 Read's Way
New Castle, Delaware                          19720
-------------------------------------------------------
(Address of principal executive offices)     (Zip Code)


Registrant's telephone number, including area code: (302) 323-7184




                                Not Applicable
                   ---------------------------------------------
                (Former address, if changed since last report)


                                  Page 1 of 90
                         Index to Exhibits is on page 6

Item 5.   Other Events

A)   Series 1993-1:
On March 17, 1997 the Registrant made available the Monthly Certificateholders' Statement for the February 1997 Due Period with respect to Series 1993-1, which is attached as Exhibit 20(a) hereto.

B)   Series 1993-2:
On March 17, 1997 the Registrant made available the Monthly Certificateholders' Statement for the February 1997 Due Period with respect to Series 1993-2, which is attached as Exhibit 20(b) hereto.

C)   Series 1993-3:
On March 17, 1997 the Registrant made available the Monthly Certificateholders' Statement for the February 1997 Due Period with respect to Series 1993-3, which is attached as Exhibit 20(c) hereto.

D)   Series 1994-1:
On March 17, 1997 the Registrant made available the Monthly Certificateholders' Statement for the February 1997 Due Period with respect to Series 1994-1, which is attached as Exhibit 20(d) hereto.

E)   Series 1994-2:
On March 17, 1997 the Registrant made available the Monthly Certificateholders' Statement for the February 1997 Due Period with respect to Series 1994-2, which is attached as Exhibit 20(e) hereto.

F)   Series 1994-3:
On March 17, 1997 the Registrant made available the Monthly Certificateholders' Statement for the February 1997 Due Period with respect to Series 1994-3, which is attached as Exhibit 20(f) hereto.

G)   Series 1994-A:
On March 17, 1997 the Registrant made available the Monthly Certificateholders' Statement for the February 1997 Due Period with respect to Series 1994-A, which is attached as Exhibit 20(g) hereto.

H)   Series 1995-1:
On March 17, 1997 the Registrant made available the Monthly Certificateholders' Statement for the February 1997 Due Period with respect to Series 1995-1, which is attached as Exhibit 20(h) hereto.

I)   Series 1995-2:
On March 17, 1997 the Registrant made available the Monthly Certificateholders Statement for the February 1997 Due Period with respect to Series 1995-2, which is attached as Exhibit 20(i) hereto.

J)   Series 1995-3:

On March 17, 1997 the Registrant made available the Monthly Certificateholders Statement for the February 1997 Due Period with respect to Series 1995-3, which is attached as Exhibit 20(j) hereto.

K)   Series 1996-1:
On March 17, 1997 the Registrant made available the Monthly Certificateholders Statement for the February 1997 Due Period with respect to Series 1996-1, which is attached as Exhibit 20(k) hereto.

L)   Series 1996-2:
On March 17, 1997 the Registrant made available the Monthly Certificateholders Statement for the February 1997 Due Period with respect to Series 1996-2, which is attached as Exhibit 20(l) hereto.

M)   Series 1996-3:
On March 17, 1997 the Registrant made available the Monthly Certificateholders Statement for the February 1997 Due Period with respect to Series 1996-3, which is attached as Exhibit 20(m) hereto.

N)   Series 1996-4:
On March 17, 1997 the Registrant made available the Monthly Certificateholders Statement for the February 1997 Due Period with respect to Series 1996-4, which is attached as Exhibit 20(n) hereto.

Item 7.  Financial Statements and Exhibits

c) Exhibits

Exhibit No.       Description
----------        -----------
20(a)             Monthly Certificateholders' Statement, related to the Due Period ending February 28, 1997, for Series 1993-1.

20(b) Monthly Certificateholders' Statement, related to the Due Period ending February 28, 1997, for Series 1993-2.

20(c) Monthly Certificateholders' Statement, related to the Due Period ending February 28, 1997, for Series 1993-3.

20(d) Monthly Certificateholders' Statement, related to the Due Period ending February 28, 1997, for Series 1994-1.

20(e) Monthly Certificateholders' Statement, related to the Due Period ending February 28, 1997, for Series 1994-2.

20(f) Monthly Certificateholders' Statement, related to the Due Period ending February 28, 1997, for Series 1994-3.

20(g) Monthly Certificateholders' Statement, related to the Due Period ending February 28, 1997, for Series 1994-A.

20(h) Monthly Certificateholders' Statement, related to the Due Period ending February 28, 1997, for Series 1995-1.

20(i) Monthly Certificateholders' Statement, related to the Due Period ending February 28, 1997, for Series 1995-2.

20(j) Monthly Certificateholders' Statement, related to the Due Period ending February 28, 1997, for Series 1995-3.

20(k) Monthly Certificateholders' Statement, related to the Due Period ending February 28, 1997, for Series 1996-1.

20(l) Monthly Certificateholders' Statement, related to the Due Period ending February 28, 1997, for Series 1996-2.

20(m) Monthly Certificateholders' Statement, related to the Due Period ending February 28, 1997, for Series 1996-3.

20(n) Monthly Certificateholders' Statement, related to the Due Period ending February 28, 1997, for Series 1996-4.

                                   SIGNATURES

     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                            DISCOVER CARD MASTER TRUST I
                                   (Registrant)

                            By: GREENWOOD TRUST COMPANY
                                as originator of the Trust


                            By:      John J. Coane
                               ----------------------------
                                John J. Coane
                                Vice President, Director of
                                Accounting and Treasurer


Date: March 17, 1997

                                EXHIBIT INDEX

Exhibit No.       Description
-----------       -----------

20(a) Monthly Certificateholders' Statement, related to the Due Period ending February 28, 1997, for Series 1993-1.

20(b) Monthly Certificateholders' Statement, related to the Due Period ending February 28, 1997, for Series 1993-2.

20(c) Monthly Certificateholders' Statement, related to the Due Period ending February 28, 1997, for Series 1993-3.

20(d) Monthly Certificateholders' Statement, related to the Due Period ending February 28, 1997, for Series 1994-1.

20(e) Monthly Certificateholders' Statement, related to the Due Period ending February 28, 1997, for Series 1994-2.

20(f) Monthly Certificateholders' Statement, related to the Due Period ending February 28, 1997, for Series 1994-3.

20(g) Monthly Certificateholders' Statement, related to the Due Period ending February 28, 1997, for Series 1994-A.

20(h) Monthly Certificateholders' Statement, related to the Due Period ending February 28, 1997, for Series 1995-1.

20(i) Monthly Certificateholders' Statement, related to the Due Period ending February 28, 1997, for Series 1995-2.

20(j) Monthly Certificateholders' Statement, related to the Due Period ending February 28, 1997, for Series 1995-3.

20(k) Monthly Certificateholders' Statement, related to the Due Period ending February 28, 1997, for Series 1996-1.

20(l) Monthly Certificateholders' Statement, related to the Due Period ending February 28, 1997, for Series 1996-2.

20(m) Monthly Certificateholders' Statement, related to the Due Period ending February 28, 1997, for Series 1996-3.

20(n) Monthly Certificateholders' Statement, related to the Due Period ending February 28, 1997, for Series 1996-4.